OPPENHEIMER ROCHESTER® LIMITED TERM NEW YORK MUNICIPAL FUND

Supplement dated November 26, 2013 to the

Prospectus and Statement of Additional Information

Important Notice Regarding Change in Investment Policy

As a result of shareholder meetings of Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”) at which proposals described in the Fund’s proxy statement dated April 12, 2013 were approved, this supplement amends the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated March 28, 2013 and is in addition to any other supplements.

Effective immediately, the Prospectus is revised as follows:

1.	The first full paragraph on the cover page is deleted in its entirety and replaced by the following:

Oppenheimer Rochester Limited Term New York Municipal Fund is a mutual fund that seeks tax-free income. It invests mainly in municipal securities.

2.	The section titled “Investment Objective” is deleted in its entirety and replaced by the following:

Investment Objective. The Fund seeks tax-free income.

3.	The following is added immediately underneath the section titled “Special Risks of New York Municipal Securities”:

Certain of the municipalities in which the Fund invests, including Puerto Rico, currently experience significant financial difficulties. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Fund invests could affect the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.

4.	The section titled “Who Is The Fund Designed For?” is deleted in its entirety and replaced by the following:

Who Is The Fund Designed For? The Fund is designed for investors seeking tax-free income from a municipal bond fund that invests primarily in investment-grade securities and seeks to maintain an intermediate effective average maturity. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

5.	The section titled “Changes to the Fund’s Investment Policies” is deleted in its entirety and replaced by the following:

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. However, the Fund has an 80% investment policy described in "Principal Investment Strategies" that is a fundamental policy. Moreover, shareholders will receive 60 days’ advance notice of any change in the 80% investment strategy described in “Principal Investment Strategies” relating to the Fund’s state municipal securities, which is not a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Effective January 25, 2014, the Prospectus is revised as follows:

6.	The first two paragraphs of the section titled “Principal Investment Strategies” are deleted in their entirety and replaced by the following:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal and, as applicable, the Fund’s state income tax. The Fund selects investments without regard to the alternative minimum tax (“AMT”). Additionally, under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New York municipal securities. These securities are generally issued by the state and its political subdivisions (such as cities, towns, countries, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those issuers located outside of New York, such as U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities, if the interest on such securities is not subject to New York and federal income tax. These securities are “New York municipal securities” for purposes of this prospectus.

Effective immediately, the SAI is revised as follows:

7.	The section titled “Municipal Securities” is deleted in its entirety and replaced by the following:

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "Principal Investment Strategies" and "About the Fund's Investments". Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

8.	The following is added to the section titled “Other Investments and Investment Strategies”:

Investment in Debt Securities Secured by Real Estate. Although the Fund is not expected to invest in real estate, to the extent consistent with its investment objective and its policies, the Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. It is possible that the Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.

9.	The section titled “Fundamental Policies” is deleted in its entirety and replaced by the following:

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

▪	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
▪	more than 50% of the outstanding shares.

The Fund's investment objective is not a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

10.	The section titled “Other Fundamental Investment Restrictions” is deleted in its entirety and replaced by the following:

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

▪	The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund's investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
▪	The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

For purposes of the Fund's policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.

The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.

Currently, under the Investment Company Act, and an Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.

Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Investment Company Act does not define what constitutes "concentration" in an industry. However, the SEC has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

11.	The section titled “Non-Fundamental Restrictions” is deleted in its entirety.

12.	The section titled “Applying the Restriction Against Concentration” is deleted in its entirety.

November 26, 2013	PS0355.020